Exhibit 10.21

SECOND AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT

This SECOND AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT (this “Amendment”), dated as of February 13, 2018 (the “Amendment Effective Date”) is among C1 INTERMEDIATE CORP., a Delaware corporation (“Holdings”), CONVERGEONE HOLDINGS CORP., a Delaware corporation (“C1H”), CONVERGEONE, INC., a Minnesota corporation (“ConvergeOne”), ANNESE & ASSOCIATES, INC., a New York corporation (“Annese”), SPS HOLDCO, LLC, a Delaware limited liability company (“SPS Holdco”), STRATEGIC PRODUCTS AND SERVICES, LLC, a Delaware limited liability company (“SPS”), PROVIDEA CONFERENCING, LLC, a Delaware limited liability company (“Providea”), RGTS, INC., a Delaware corporation (“RGTS”), RGT UTILITIES, INC., a Delaware corporation (“RGTU”), ALEXANDER OPEN SYSTEMS, INC., a Kansas corporation (“AOS” and, collectively, together with C1H, ConvergeOne, Annese, SPS Holdco, SPS, Providea, RGTS and RGTU, the “Borrowers”), WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (“CDF”), as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), each Lender party hereto, and CDF, as funding agent for the Floorplan Advances (in such capacity, the “Floorplan Funding Agent”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, Holdings, the Borrowers, the Administrative Agent, the Collateral Agent, the Floorplan Funding Agent and the lenders party thereto from time to time (collectively, the “Lenders”, and each, a “Lender”), are parties to the Revolving Loan Credit Agreement dated as of June 20, 2017, as amended by that certain Supplement No. 1 dated as of August 8, 2017, as further amended by that certain Supplement No. 2 dated as of September 22, 2017, as further amended by that certain Supplement No. 3 dated as of November 13, 2017, as further amended by that certain Supplement No. 4 dated as of January 26, 2018 and as further amended by that certain First Amendment to Revolving Loan Credit Agreement dated as of January 18, 2018 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings and the Borrowers have requested, and the Administrative Agent has agreed to provide via this Amendment, an increase in the aggregate Revolving Commitment from $150,000,000 to $200,000,000;

WHEREAS, Holdings and the Borrowers have requested, pursuant to Section 9.08(b) of the Credit Agreement, that the Lenders constituting the Required Lenders and the Administrative Agent agree to amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders constituting the Required Lenders and the Administrative Agent agree to amend the Credit Agreement, solely on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendments.

(a)    Amendments to Recitals. Recital Paragraph B is hereby amended to delete each reference to “$150,000,000” and insert “$200,000,000” in each such instance.

(b)    Amendments to Section 1.01 (Defined Terms) of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the following definitions in the appropriate alphabetical order (in the case of any new definition) and (ii) amending and restating the following definitions (in the case of any definition already included in such Section):

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans, to acquire participations in Letters of Credit and Swingline Loans hereunder and to pay Floorplan Obligations, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.24 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender has assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders’ Revolving Commitments is $200,000,000.

(c)     Amendments to Schedules.

The chart appearing on Schedule 2.01 is hereby amended and restated as follows:

Lender	Commitment
Wells Fargo Commercial Distribution Finance, LLC	$200,000,000.00

The second bullet pointed item on Schedule 5.14 of the Credit Agreement is hereby amended and restated as follows:

“On or before the date that is three hundred sixty (360) days from the Closing Date, the Borrowers shall have, to the satisfaction of the Administrative Agent, created systems and/or recordkeeping procedures that segregate billed and unbilled Accounts such that unbilled Accounts are easily identifiable and reportable as unbilled Accounts.”

Schedule 5.14 of the Credit Agreement is hereby amended to add the following as a bullet pointed item:

“On or before the date that is three hundred (300) days from the Closing Date, the borrowers shall have, to the satisfaction of the Administrative Agent, provided documentation updating the Administrative Agent of the progress being made towards creating systems and/or recordkeeping procedures that segregate billed and unbilled Accounts such that unbilled Accounts are easily identifiable and reportable as unbilled Accounts.”

SECTION 2.    Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to satisfaction (or waiver by the Required Lenders and the Administrative Agent) of the following conditions precedent:

(a)    receipt of duly executed counterparts of this Amendment from (i) the Borrower and each Guarantor, (ii) Lenders constituting the Required Lenders and (iii) the Administrative Agent;

(b)     receipt of an Officer’s Certificate, signed by a Financial Officer of the Lead Borrower, certifying that at the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing; and

(c)    receipt of a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority

(d)    an Officer’s Certificate of the Secretary or Assistant Secretary of each Loan Party dated as of the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the date hereof, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Governing Board of such Loan Party authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certified copy furnished pursuant to clause (c) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment on behalf of such Loan Party.

(e)    The Borrower shall have paid to the Administrative Agent the fees set forth on the Fee Letter dated as of the date hereof.

(f)    the Borrower shall have paid to the Administrative Agent, to the extent invoiced no later than the Business Day immediately preceding the Amendment Effective Date, all costs and expenses due and payable (whether pursuant to the Loan Documents or any agreement relating to this Amendment) on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out of pocket costs and expenses (including, without limitation, reasonable fees, charges and disbursements of Bryan Cave LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

SECTION 3.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party hereby represents and warrants, on and as of the date hereof and the Amendment Effective Date, that:

(a)    The representations and warranties of each Loan Party set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date or period, in which case they shall be true and correct in all material respects as of such earlier date or period; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Amendment Effective Date or on such earlier date, as the case may be.

(b)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing.

(c)    Each Loan Party (i) is a Person duly organized or formed, validly existing and in good standing (to the extent such concept exists in such jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be duly organized or formed or to exist (other than in the case of the Borrower) or be in good standing could not reasonably be expected to result in a Material Adverse Effect, and (ii) has the requisite organizational power and authority to execute, deliver and perform its obligations under this Amendment.

(d)    The execution, delivery and performance by each Loan Party of this Amendment, (a) have been duly authorized by all requisite corporate or other organizational action on the part of each Loan Party and (b) do not (i) violate (A) any provision (x) of any applicable law, statute, rule or regulation, or (y) of the certificate or articles of incorporation, bylaws or other constitutive documents of any Loan Party, (B) any applicable material order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which any Loan Party or any Restricted Subsidiary is a party or by which any of them or any of their property is bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to require the prepayment, repurchase or redemption of any obligation under any such material indenture, agreement or other instrument to which such Loan Party is a party or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party (other than Liens created or permitted under the Credit Agreement or under the Security Documents); except with respect to clauses (b)(i) through (b)(iii) (other than clause (b)(i)(A)(y)), to the extent that such violation, conflict, breach, default, or creation or imposition of Lien could not reasonably be expected to result in a Material Adverse Effect.

(e)    Except to the extent the failure to obtain or make the same could not reasonably be expected to result in a Material Adverse Effect, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is necessary or required in connection with the execution, delivery and performance of this Amendment by the Loan Parties, except for such as have been made or obtained and are in full force and effect.

(f)    This Amendment has been duly executed and delivered by each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by any bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally or by general equity principles, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.    Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.

(a)    Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(c)    The Borrowers and the other parties hereto acknowledge and agree that, on and after the Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

(d)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.

(e)    Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(f)    Each of the Loan Parties hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, and (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Security Documents are, and shall remain, in full force and effect after giving effect to this Agreement.

SECTION 5.    Execution in Counterparts; Severability.

(a)     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by facsimile or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic transmission.

(b)    In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.    Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment in the manner and to the extent provided in the Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.05 of the Credit Agreement shall apply to this Amendment and such provisions shall govern any losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 7.    GOVERNING LAW.

(a)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)    EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER OR ANY OF THEIR RESPECTIVE RELATED PARTIES IN ANY WAY RELATING TO THIS AMENDMENT OR THE TRANSACTIONS RELATING HERETO IN ANY FORUM OTHER THAN ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS AGAINST ANY BORROWER, HOLDINGS OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN A NEW YORK STATE OR FEDERAL COURT. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN FACSIMILE) IN SECTION 9.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 8.    WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

SECTION 9.    No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

C1 INTERMEDIATE CORP.

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Chief Financial Officer

CONVERGEONE HOLDINGS CORP.

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Treasurer and Chief Financial Officer

CONVERGEONE, INC.

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Treasurer and Chief Financial Officer

STRATEGIC PRODUCTS AND SERVICES, LLC

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Treasurer and Chief Financial Officer

PROVIDEA CONFERENCING, LLC

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Treasurer and Chief Financial Officer

ANNESE & ASSOCIATES, INC.

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Treasurer and Chief Financial Officer

[Signature Page to Second Amendment to Revolving Loan Credit Agreement (ConvergeOne)]

SPS HOLDCO, LLC

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Treasurer and Chief Financial Officer

RGTS, INC.

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Treasurer and Chief Financial Officer

RGT UTILITIES, INC.

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Treasurer and Chief Financial Officer

ALEXANDER OPEN SYSTEMS, INC.

By:	/s/ Jeffrey Nachbor
	Name:	Jeffrey Nachbor
	Title:	Treasurer and Chief Financial Officer

[Signature Page to Second Amendment to Revolving Loan Credit Agreement (ConvergeOne)]

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as Administrative Agent, Collateral Agent and Floorplan Funding Agent

By:	/s/ Jack Zabracki
	Name:	Jack Zebracki
	Title:	Duly Authorized Signatory

[Signature Page to Second Amendment to Revolving Loan Credit Agreement (ConvergeOne)]